UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2006

iPCS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350876
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois	60195
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 885-2833

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 6, 2006, iPCS, Inc. (the “Company”) announced that its Board of Directors accepted Robert A. Katz’s resignation from the Board.  Mr. Katz served as chairman of the Board and as a member of  the Compensation Committee. Mr. Katz informed the Board that he was resigning from the Board to focus his efforts as CEO of publicly-traded Vail Resorts, Inc. Mr. Katz’s resignation was not related to any disagreements between Mr. Katz and the Company.

Timothy G. Biltz, a current member of the Board of Directors of the Company, was appointed by the Board to succeed Mr. Katz as chairman of the Board. Mr. Biltz serves on the Audit Committee.

The Company’s Board appointed Eric L. Zinterhofer to fill the Board vacancy created by Mr. Katz’s resignation and appointed him to serve on the Compensation Committee. Mr. Zinterhofer is a partner at Apollo Management, L.P. Mr. Zinterhofer was nominated to be appointed to the Board by the Nominating and Corporate Governance Committee at the recommendation of Apollo Management IV, L.P., the beneficial owner of approximately 15.9% of our common stock as of October 18, 2006.  In connection with the consummation of its merger with Horizon PCS, Inc. on June 30. 2005, the Company entered into a registration rights agreement which covers shares of common stock beneficially owned by Apollo Management IV, L.P. Mr. Zinterhofer has no relationships or related party transactions with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K. An affiliate of Apollo Management IV, L.P is indemnifying Mr. Zinterhofer with respect to his service on the Company’s Board.

Mr. Richard S. Parisi, who was elected to the Board of Directors at the Annual Meeting of Stockholders on September 28, 2006, was appointed to the Compensation Committee.

The changes to the Board of Directors described above were effective on November 2, 2006.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01  Other Events.

On November 3, 2006, the Company announced that it will be presenting at the Bear Stearns SMid-Cap Investor Conference at the Bear Stearns Headquarters, 383 Madison Avenue, New York City on Wednesday, November 15, 2006 at 8:50 am ET.

A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.
Exhibit 99.1	Press Release by iPCS, Inc. dated November 6, 2006 announcing changes to its Board of Directors.

Exhibit 99.2	Press Release by iPCS, Inc. dated November 3, 2006 announcing that iPCS, Inc. will be presenting at Bear Stearns SMid-Cap Investor on November 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: November 7, 2006	By	/s/ STEBBINS B. CHANDOR, JR.
Stebbins B. Chandor, Jr.
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
Exhibit 99.1	Press Release by iPCS, Inc. dated November 6, 2006 announcing changes to its Board of Directors.

Exhibit 99.2	Press Release by iPCS, Inc. dated November 3, 2006 announcing that iPCS, Inc. will be presenting at Bear Stearns SMid-Cap Investor on November 15, 2006.